Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nu-Med Plus, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, William Hayde, our Chief Executive Officer and Principal Executive Officer and Keith L. Merrell, our Chief/Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: 3/31/2025                                                     /s/ William Hayde

William Hayde

Chief Executive Officer and Principal Executive Officer

Dated: 3/31/2025                                            /s/ Keith L. Merrell

                             Keith L. Merrell

CFO and Principal Accounting Officer